UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2015 (March 13, 2015)

L.B. Foster Company

(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania	15220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 928-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously announced and reported in the Current Report on Form 8-K (“the Original Filing”) filed by L.B. Foster Company (the “Company”) on March 13, 2015, the Company completed the acquisition of IOS Holdings, Inc. (“IOS”) on March 13, 2015.

This Form 8-K/A, Amendment No. 2, is being filed to amend Item 9.01 of the Original Filing. This Amendment No. 2 provides the audited consolidated historical financial statements as of December 31, 2013, and for the year ended December 31, 2013 and the unaudited consolidated interim historical financial statements as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 of IOS as required by Item 9.01(a) and the unaudited pro forma condensed combined financial information required by Item 9.01(b), of the Company and IOS described below which were not included in the initial Form 8-K filed on March 13, 2015.

Forward-Looking Statements

This Current Report on Form 8-K/A may contain “forward looking” statements. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “may,” “expect,” “should,” “could,” “anticipate,” “plan,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions generally should be considered forward-looking statements. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: an economic slowdown in the markets we serve, the risk of doing business in international markets, a decrease in freight or passenger rail traffic, sustained declines in energy prices, a lack of state or federal funding for new infrastructure projects, increased regulation including conflict minerals, an increase in manufacturing or material costs, our ability to effectuate our strategy including evaluating potential opportunities such as strategic acquisitions, joint ventures, and other initiatives, and our ability to effectively integrate new businesses and realize anticipated benefits, the timeliness and availability of material from major suppliers, labor disputes, the impact of competition, variances in current accounting estimates and their ultimate outcomes, the seasonality of the Company’s business, the adequacy of internal and external sources of funds to meet financing needs, the Company’s ability to curb its working capital requirements and manage indebtedness, domestic and international income taxes, foreign currency fluctuations, inflation, the ultimate number of concrete ties that will have to be replaced pursuant to product warranty claims, an overall resolution of the related contract claims, the outcome of a lawsuit filed by Union Pacific Railroad as well as a reduction of future business with the Union Pacific Railroad, risk inherent in litigation, and domestic and foreign governmental regulations. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” section of our Annual Report on Form 10-K and our other periodic filings with the Securities and Exchange Commission.

The forward looking statements in this report are made as of the date of this report and we assume no obligation to update or revise any forward looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The required audited consolidated financial statements of IOS as of and for the year ended December 31, 2013 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited consolidated financial statements of IOS as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information

The required unaudited pro forma condensed combined balance sheet as of September 30, 2014, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are attached hereto as Exhibit 99.4 and are incorporated in its entirety herein by reference.

(d)	The following exhibits are furnished with this report on Form 8-K/A.

Exhibits

2.1	Agreement and Plan of Merger dated March 13, 2015 among IOS Holdings, Inc., L.B. Foster Company, L.B. Foster Raven Merger Company and IOS Holding Company LLC, solely in its capacity as the representative of IOS’s shareholders is incorporated herein by reference to that Current Report on Form 8-K/A, filed on March 16, 2015. Exhibits to the Agreement and Plan of Merger identified in the Table of Contents to the Agreement and Plan of Merger and the following schedules are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request:

Schedule 2.02(e)(viii) - Consents and Approvals

Schedule 2.02(e)(xi) - Termination of Agreements

Schedule 3.01 - Organization and Power

Schedule 3.02 - Subsidiaries

Schedule 3.03(b) - Authorization; No Breach; Valid and Binding Agreement

Schedule 3.04(a) - Capitalization

Schedule 3.04(b) - Options Outstanding

Schedule 3.06(a) - Absence of Certain Developments; Undisclosed Liabilities

Schedule 3.07(a), (b) & (d) - Real Property

Schedule 3.09(a) - Contracts and Commitments

Schedule 3.10(a) & (b) - Intellectual Property

Schedule 3.11 - Litigation

Schedule 3.12 - Government Consents

Schedule 3.13(a) - Employee Benefit Plans

Schedule 3.13(f) - Change in Control Payments or Benefits

Schedule 3.14 - Insurance

Schedule 3.16(a), (b), (c) & (f) - Environmental Matters

Schedule 3.17 - Affiliated Transactions

Schedule 3.19 - Brokerage

Schedule 3.21 - Customers and Suppliers

10.1	$335,000,000 Amended and Restated Credit Agreement dated March 13, 2015, between Registrant and PNC Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A., Citizens Bank of Pennsylvania, and Branch Banking and Trust Company is incorporated herein by reference to that Current Report on Form 8-K/A, filed on March 16, 2015.

23.1	Consent of independent registered public accounting firm.

99.1	Press release dated March 13, 2015 is incorporated herein by reference to that Current Report on Form 8-K, filed on March 13, 2015

99.2	Audited consolidated financial statements of IOS Holdings, Inc. and independent auditors’ report, as of and for the year ended December 31, 2013.

99.3	Unaudited condensed consolidated financial statements of IOS Holdings, Inc. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013.

99.4	Unaudited pro forma combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 22, 2015	By:	/s/ David J. Russo
David J. Russo
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated March 13, 2015 among IOS Holdings, Inc., L.B. Foster Company, L.B. Foster Raven Merger Company and IOS Holding Company LLC, solely in its capacity as the representative of IOS’s shareholders is incorporated herein by reference to that Current Report on Form 8-K/A, filed on March 16, 2015. Exhibits to the Agreement and Plan of Merger identified in the Table of Contents to the Agreement and Plan of Merger and the following schedules are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request:

Schedule 2.02(e)(viii) - Consents and Approvals
Schedule 2.02(e)(xi) - Termination of Agreements
Schedule 3.01 - Organization and Power
Schedule 3.02 - Subsidiaries
Schedule 3.03(b) - Authorization; No Breach; Valid and Binding Agreement
Schedule 3.04(a) - Capitalization
Schedule 3.04(b) - Options Outstanding
Schedule 3.06(a) - Absence of Certain Developments; Undisclosed Liabilities
Schedule 3.07(a), (b) & (d) - Real Property
Schedule 3.09(a) - Contracts and Commitments
Schedule 3.10(a) & (b) - Intellectual Property
Schedule 3.11 - Litigation
Schedule 3.12 - Government Consents
Schedule 3.13(a) - Employee Benefit Plans
Schedule 3.13(f) - Change in Control Payments or Benefits
Schedule 3.14 - Insurance
Schedule 3.16(a), (b), (c) & (f) - Environmental Matters
Schedule 3.17 - Affiliated Transactions
Schedule 3.19 - Brokerage
Schedule 3.21 - Customers and Suppliers

10.1	$335,000,000 Amended and Restated Credit Agreement dated March 13, 2015, between Registrant and PNC Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A., Citizens Bank of Pennsylvania, and Branch Banking and Trust Company is incorporated herein by reference to that Current Report on Form 8-K/A, filed on March 16, 2015.

23.1	Consent of independent registered public accounting firm.

99.1	Press release dated March 13, 2015 is incorporated herein by reference to that Current Report on Form 8-K, filed on March 13, 2015

99.2	Audited consolidated financial statements of IOS Holdings, Inc. and independent auditors’ report, as of and for the year ended December 31, 2013.

99.3	Unaudited condensed consolidated financial statements of IOS Holdings, Inc. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013.

99.4	Unaudited pro forma combined financial information.

5